Security Information








Security Purchased


CUSIP
DE0005437305


Issuer
COMPUGROUP HOLDING


Underwriters
DBSI, Lehman Brothers, Sal Oppenheim Jr,
William Blair & Co


Years of continuous operation, including predecessors
> 3 years


Ticker
COP GR


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Lehman Brothers


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/4/2007


Total dollar amount of offering sold to QIBs
 $                                                 172,534,900


Total dollar amount of any concurrent public offering
 $                                                                  -


Total
 $                                                 172,534,900


Public offering price
 $                                                           24.46


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             0.56


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS International Select Equity VIP
Chicago
                        48,900
 $
1,195,883
0.69%



New York Funds







DWS Global Opportunities Fund
New York
                      170,000
 $
4,157,467
2.41%



DWS Global Opportunities VIP
New York
                        78,100
 $
1,909,989
1.11%



DWS International Select Equity Fund
New York
                        38,400
 $                   939,099
0.54%



Total

335,400
 $                 8,202,439
4.75%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased


CUSIP
DE000WACK012


Issuer
WACKER CONSTRUCTION EQUIPMENT


Underwriters
DBSI, Sal Oppenheim Jr, UBS


Years of continuous operation, including predecessors
> 3 years


Ticker
WAC GR


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
UBS


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/14/2007


Total dollar amount of offering sold to QIBs
 $                                                 478,782,139


Total dollar amount of any concurrent public offering
 $                                                                  -


Total
 $                                                 478,782,139


Public offering price
 $                                                           29.93


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             0.87


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Global Thematic VIP
Chicago
2,200
 $                     53,803
0.03%



DWS International Select Equity VIP
Chicago
6,694
 $                   163,706
0.09%



New York Funds







DWS Global Opportunities Fund
New York
                        18,800
 $                   459,767
0.27%



DWS Global Opportunities VIP
New York
                          7,700
 $                   188,309
0.11%



DWS Global Thematic Fund
New York
                        27,000
 $                   660,304
0.38%



DWS International Equity Fund
New York
                          3,304
 $                     80,802
0.05%



DWS International Fund
New York
                        25,390
 $                   620,930
0.36%



DWS International Select Equity Fund
New York
                          6,617
 $                   161,823
0.09%



DWS International VIP
New York
                          9,978
 $                   244,019
0.14%



Total

107,683
 $                 2,633,462
1.53%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased


CUSIP
635309107


Issuer
NATIONAL CINEMEDIA INC


Underwriters
Credit Suisse, JP Morgan, Lehman Brothers,
Morgan Stanley, AGM Securities, Allen & Co,
BoA, Bear Stearns, Citigroup, DBSI, Goldman
Sachs, Merrill Lynch, UBS


Years of continuous operation, including predecessors
> 3 years


Ticker
NCMI US


Is the affiliate a manager or co-manager of offering?
Co-Manger


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/7/2007


Total dollar amount of offering sold to QIBs
 $                                                 798,000,000


Total dollar amount of any concurrent public offering
 $                                                                  -


Total
 $                                                 798,000,000


Public offering price
 $                                                           21.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             1.16


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Mid Cap Growth VIP
Chicago
3,900
 $                     95,377
0.06%



DWS Small Cap Growth VIP
Chicago
15,000
 $                   366,835
0.21%



New York Funds







DWS Global Opportunities Fund
New York
                        41,200
 $
1,007,574
0.58%



DWS Global Opportunities VIP
New York
                        19,200
 $                   469,549
0.27%



DWS Mid Cap Growth Fund
New York
                        77,800
 $
1,902,653
1.10%



DWS Small Cap Growth Fund
New York
25,700
 $                   628,511
0.36%



Total

182,800
 $                 4,470,500
2.59%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased


CUSIP
171798AA9


Issuer
CIMERAX ENERGY


Underwriters
JP Morgan, Lehman Brothers, Calyon
Securities USA Inc, DBSI, Merrill Lynch & Co,
Raymond James & Associates Inc, UBS
Securities LLC


Years of continuous operation, including predecessors
> 3 years


Security
XEC 7.125% 5/1/2017


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/17/2007


Total amount of offering sold to QIBs
350,000,000


Total amount of any concurrent public offering
0


Total
350,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.50%


Rating
B1/BB-


Current yield
7.13%


Benchmark vs Spread (basis points)
244 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
225,000
 $                     55,025
0.13%



DWS Balanced VIP
Chicago
75,000
 $                     18,342
0.04%



DWS High Income Fund
Chicago
2,880,000
 $                   704,324
1.67%



DWS High Income Trust
Chicago
340,000
 $                     83,149
0.20%



DWS High Income VIP
Chicago
425,000
 $                   103,937
0.25%



DWS Multi Market Income Trust
Chicago
180,000
 $                     44,020
0.10%



DWS Strategic Income Fund
Chicago
185,000
 $                     45,243
0.11%



DWS Strategic Income Trust
Chicago
40,000
 $                       9,782
0.02%



DWS Strategic Income VIP
Chicago
45,000
 $                     11,005
0.03%



New York Funds







DWS Bond VIP
New York
17,000
 $                       4,157
0.01%



DWS Core Plus Income Fund
New York
53,000
 $                     12,962
0.03%



DWS High Income Plus Fund
New York
565,000
 $                   138,175
0.33%



DWS Short Duration Plus Fund
New York
40,000
 $                       9,782
0.02%



Total

5,070,000
 $                 1,239,904
2.94%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased


CUSIP
281023AS0


Issuer
EDISON MISSION ENERGY


Underwriters
Citigroup, Credit Suisse, DBSI, Goldman
Sachs, JP Morgan, Lehman Brothers, Merrill
Lynch, RBS Greenwich Capital, UBS


Years of continuous operation, including predecessors
> 3 years


Security
EIX 7% 5/15/2017


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/1/2007


Total amount of offering sold to QIBs
1,200,000,000


Total amount of any concurrent public offering
0


Total
1,200,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.75%


Rating
B1/BB-


Current yield
7.00%


Benchmark vs Spread (basis points)
239 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
545,000
 $                   133,284
0.32%



DWS Balanced VIP
Chicago
175,000
 $                     42,797
0.10%



DWS High Income Fund
Chicago
6,910,000
 $                 1,689,888
4.00%



DWS High Income Trust
Chicago
815,000
 $                   199,314
0.47%



DWS High Income VIP
Chicago
1,045,000
 $                   255,562
0.61%



DWS Multi Market Income Trust
Chicago
420,000
 $                   102,714
0.24%



DWS Strategic Income Fund
Chicago
445,000
 $                   108,828
0.26%



DWS Strategic Income Trust
Chicago
100,000
 $                     24,456
0.06%



DWS Strategic Income VIP
Chicago
110,000
 $                     26,901
0.06%



New York Funds







DWS Bond VIP
New York
57,000
 $                     13,940
0.03%



DWS Core Plus Income Fund
New York
177,000
 $                     43,287
0.10%



DWS High Income Plus Fund
New York
1,360,000
 $                   332,597
0.79%



DWS Short Duration Plus Fund
New York
75,000
 $                     18,342
0.04%



Total

12,234,000
 $                 2,991,909
7.09%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased


CUSIP
281023AY7


Issuer
EDISON MISSION ENERGY


Underwriters
Citigroup, Credit Suisse, DBSI, Goldman
Sachs, JP Morgan, Lehman Brothers, Merrill
Lynch, RBS Greenwich Capital, UBS


Years of continuous operation, including predecessors
> 3 years


Security
EIX 7.625% 5/15/2027


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/1/2007


Total amount of offering sold to QIBs
700,000,000


Total amount of any concurrent public offering
0


Total
700,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.75%


Rating
B1/BB-


Current yield
7.63%


Benchmark vs Spread (basis points)
283 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



New York Funds







DWS Bond VIP
New York
103,000
 $                     25,189
0.06%



DWS Core Plus Income Fund
New York
322,000
 $                     78,747
0.19%



Total

425,000
 $                   103,937
0.25%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased


CUSIP
346091AX9


Issuer
FOREST OIL CORP


Underwriters
BoA, Citigroup, Credit Suisse, DBSI, JP
Morgan, BMO Nesbitt Burns, BNP Paribas, TD
Securities, UBS


Years of continuous operation, including predecessors
> 3 years


Security
FST 7.25% 6/15/2019


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/1/2007


Total amount of offering sold to QIBs
750,000,000


Total amount of any concurrent public offering
0


Total
750,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission



Rating
B1/B+


Current yield
7.25%


Benchmark vs Spread (basis points)
232 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



New York Funds







DWS Bond VIP
New York
64,000
 $                     15,652
0.04%



DWS Core Plus Income Fund
New York
198,000
 $                     48,422
0.11%



Total

262,000
 $                     64,074
0.15%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased


CUSIP
302570AX4


Issuer
FPL GROUP CAPITAL INC


Underwriters
BoA, JP Morgan, Lehman Brothers,
Wachovia, Bear Stearns, Calyon, DBSI, Fortis
Bank, HSBC, RBS Greenwich Capital,
SunTrust Robinson Humphrey, Williams
Capital Group


Years of continuous operation, including predecessors
> 3 years


Security
FPL FRN 6/15/2067


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/6/2007


Total amount of offering sold to QIBs
400,000,000


Total amount of any concurrent public offering
0


Total
400,000,000


Public offering price
99.84


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.00%


Rating
A3/BBB+


Current yield
7.11%


Benchmark vs Spread (basis points)
170 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Core Fixed Income VIP
Chicago
1,359,000
 $                   332,353
0.79%



New York Funds







DWS Bond VIP
New York
360,000
 $                     88,040
0.21%



DWS Core Fixed Income Fund
New York
5,955,000
 $                 1,456,336
3.45%



DWS Core Plus Income Fund
New York
920,000
 $                   224,992
0.53%



DWS Lifecycle Long Range Fund
New York
1,037,000
 $                   253,606
0.60%



Total

9,631,000
 $                 2,355,328
5.58%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased


CUSIP
552953BC4


Issuer
MGM MIRAGE


Underwriters
BoA, Citigroup, DBSI, JP Morgan, RBS
Greenwich Capital, Barclays, BNP Paribas,
Commerzbank AG, Daiwa Securities, Jefferies
& Co, Merrill Lynch, Morgan Stanley, UBS,
Wachovia


Years of continuous operation, including predecessors
> 3 years


Security
MGM 7.5% 6/1/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/8/2007


Total amount of offering sold to QIBs
750,000,000


Total amount of any concurrent public offering
0


Total
750,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.63%


Rating
Ba2/BB


Current yield
7.50%


Benchmark vs Spread (basis points)
287 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



New York Funds







DWS Bond VIP
New York
87,000
 $                     21,276
0.05%



DWS Short Duration Plus Fund
New York
273,000
 $                     66,764
0.16%



Total

360,000
 $                     88,040
0.21%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased


CUSIP
74913GAR6


Issuer
QWEST CORPORATION


Underwriters
BoA, JP Morgan, Merrill Lynch, Citigroup,
DBSI, Lehman Brothers


Years of continuous operation, including predecessors
> 3 years


Security
QUS 6.5% 6/1/2017


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/2/2007


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.25%


Rating
Ba1/BBB-


Current yield
6.50%


Benchmark vs Spread (basis points)
186 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



New York Funds







DWS Bond VIP
New York
34,000
 $                       8,315
0.02%



DWS Core Plus Income Fund
New York
106,000
 $                     25,923
0.06%



Total

140,000
 $                     34,238
0.08%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased


CUSIP
826418BE4


Issuer
SIERRA PACIFIC POWER CO


Underwriters
DBSI, Goldman Sachs, Lehman Brothers,
Citigroup, Credit Suisse


Years of continuous operation, including predecessors
> 3 years


Security
SRP 6.75% 7/1/2037


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/25/2007


Total amount of offering sold to QIBs
325,000,000


Total amount of any concurrent public offering
0


Total
325,000,000


Public offering price
99.97


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.25%


Rating
Ba1/BBB-


Current yield
6.75%


Benchmark vs Spread (basis points)
153 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



New York Funds







DWS Bond VIP
New York
550,000
 $                   134,506
0.32%



DWS Core Plus Income Fund
New York
1,690,000
 $                   413,301
0.98%



Total

2,240,000
 $                   547,807
1.30%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased


CUSIP
89352HAC3


Issuer
TRANS-CANADA PIPELINES


Underwriters
Citigroup, DBSI, JP Morgan, HSBC Securities,
Lazard Capital Markets LLC, Mizuho
Securities USA, SG Americas Securities LLC


Years of continuous operation, including predecessors
> 3 years


Security
TRP 6.350%  5/15/67


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup/JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/30/2007


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.82


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.00%


Rating
A3/BBB


Current yield
7.00%


Benchmark vs Spread (basis points)
175 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
4,895,000
 $                 1,197,106
2.84%



DWS Balanced VIP
Chicago
1,635,000
 $                   399,851
0.95%



DWS Core Fixed Income VIP
Chicago
615,000
 $                   150,402
0.36%



New York Funds







DWS Bond VIP
New York
370,000
 $                     90,486
0.21%



DWS Core Fixed Income Fund
New York
2,530,000
 $                   618,729
1.47%



DWS Core Plus Income Fund
New York
1,150,000
 $                   281,240
0.67%



DWS Lifecycle Long Range Fund
New York
445,000
 $                   108,828
0.26%



Total

11,640,000
 $                 2,846,642
6.75%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased


CUSIP
026874BE6


Issuer
AMERICAN INTERNATIONAL GROUP


Underwriters
BoA, Citigroup, DBSI, JP Morgan, Lehman
Brothers, Merrill Lynch, Morgan Stanley,
Scotia Capital, Wachovia


Years of continuous operation, including predecessors
> 3 years


Security
AIG 6.25% 3/15/2037


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/6/2007


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.52


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.00%


Rating
Aa3/A+


Current yield
6.28%


Benchmark vs Spread (basis points)
160 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



New York Funds







DWS Bond VIP
New York
1,100,000
 $                   269,013
0.64%



Total

1,100,000
 $                   269,013
0.64%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased


CUSIP
45104GAC87


Issuer
ICICI BANK LTD


Underwriters
Citigroup, DBSI, Merrill Lynch


Years of continuous operation, including predecessors
> 3 years


Security
ICICI 5.75% 1/12/2012


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/9/2007


Total amount of offering sold to QIBs
750,000,000


Total amount of any concurrent public offering
0


Total
750,000,000


Public offering price
99.79


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.00%


Rating
Baa2/BBB-


Current yield
5.76%


Benchmark vs Spread (basis points)
114 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Core Fixed Income VIP
Chicago
925,000
 $                   226,215
0.54%



New York Funds







DWS Bond VIP
New York
555,000
 $                   135,729
0.32%



DWS Short Duration Fund
New York
285,000
 $                     69,699
0.17%



Total

1,765,000
 $                   431,643
1.02%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased


CUSIP
721467AE8


Issuer
PILGRIM'S PRIDE CORP


Underwriters
Lehman Brothers, BoA, BMO Capital Markets,
Credit Suisse, DBSI, JP Morgan, Stephens
Inc, Stifel Nicolaus & Co


Years of continuous operation, including predecessors
> 3 years


Security
PPC 7.625% 5/1/2015


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Lehman Brothers


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/19/2007


Total amount of offering sold to QIBs
400,000,000


Total amount of any concurrent public offering
0


Total
400,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.67%


Rating
B1/B


Current yield
7.63%


Benchmark vs Spread (basis points)
227 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
230,000
 $                     56,248
0.13%



DWS Balanced VIP
Chicago
80,000
 $                     19,565
0.05%



DWS High Income Fund
Chicago
2,830,000
 $                   692,096
1.64%



DWS High Income Trust
Chicago
330,000
 $                     80,704
0.19%



DWS High Income VIP
Chicago
495,000
 $                   121,056
0.29%



DWS Multi Market Income Trust
Chicago
175,000
 $                     42,797
0.10%



DWS Strategic Income Fund
Chicago
180,000
 $                     44,020
0.10%



DWS Strategic Income Trust
Chicago
40,000
 $                       9,782
0.02%



DWS Strategic Income VIP
Chicago
55,000
 $                     13,451
0.03%



New York Funds







DWS Bond VIP
New York
195,000
 $                     47,689
0.11%



DWS Core Plus Income Fund
New York
60,000
 $                     14,673
0.03%



DWS High Income Plus Fund
New York
555,000
 $                   135,729
0.32%



DWS Short Duration Plus Fund
New York
30,000
 $                       7,337
0.02%



Total

5,255,000
1,285,147
3.05%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased


CUSIP
721467AF5


Issuer
PILGRIM'S PRIDE CORP


Underwriters
Lehman Brothers, BoA, BMO Capital Markets,
Credit Suisse, DBSI, JP Morgan, Stephens
Inc, Stifel Nicolaus & Co


Years of continuous operation, including predecessors
> 3 years


Security
PPC 8.375% 5/1/2017


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Lehman Brothers


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/19/2007


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.67%


Rating
B2/B


Current yield
8.38%


Benchmark vs Spread (basis points)
361 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
140,000
 $                     34,238
0.08%



DWS Balanced VIP
Chicago
45,000
 $                     11,005
0.03%



DWS High Income Fund
Chicago
1,690,000
 $                   413,301
0.98%



DWS High Income Trust
Chicago
200,000
 $                     48,911
0.12%



DWS High Income VIP
Chicago
295,000
 $                     72,144
0.17%



DWS Multi Market Income Trust
Chicago
105,000
 $                     25,678
0.06%



DWS Strategic Income Fund
Chicago
110,000
 $                     26,901
0.06%



DWS Strategic Income Trust
Chicago
25,000
 $                       6,114
0.01%



DWS Strategic Income VIP
Chicago
35,000
 $                       8,559
0.02%



New York Funds







DWS Bond VIP
New York
75,000
 $                     18,342
0.04%



DWS Core Plus Income Fund
New York
25,000
 $                       6,114
0.01%



DWS High Income Plus Fund
New York
335,000
 $                     81,927
0.19%



DWS Short Duration Plus Fund
New York
20,000
 $                       4,891
0.01%



Total

3,100,000
 $                   758,126
1.80%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased


CUSIP
89417EAA7


Issuer
TRAVELERS COS INC


Underwriters
Citigroup, JP Morgan, Lehman Brothers,
DBSI, Greenwich Capital Markets, HSBC,
Morgan Stanley


Years of continuous operation, including predecessors
> 3 years


Security
TRV FRN 3/15/2037


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/5/2007


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.74


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.00%


Rating
Baa1/BBB


Current yield
6.88%


Benchmark vs Spread (basis points)
178 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Core Fixed Income VIP
Chicago
230,000
 $                     56,248
0.13%



New York Funds







DWS Bond VIP
New York
550,000
 $                   134,506
0.32%



DWS Core Plus Income Fund
New York
1,755,000
 $                   429,197
1.02%



Total

2,535,000
 $                   619,952
1.47%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased


CUSIP
931142CH4


Issuer
WAL-MART STORES


Underwriters
DBSI, JP Morgan, Lehman Brothers,
Citigroup, Credit Suisse, Goldman Sachs,
UBS, BoA, CastleOak Securities, Daiwa
Securities, Dresdner Kleinwort, Guzman & Co,
HSBC, Mitsubishi UFJ Securities, Mizuho
Securities, Santander Investment Securities,
Siebert Capital Markets, Standard Chartered
Bank


Years of continuous operation, including predecessors
> 3 years


Security
WMT 5.875% 4/5/2027


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Lehman Brothers


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/29/2007


Total amount of offering sold to QIBs
750,000,000


Total amount of any concurrent public offering
0


Total
750,000,000


Public offering price
99.81


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
Aa2/AA


Current yield
5.89%


Benchmark vs Spread (basis points)
103 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Core Fixed Income VIP
Chicago
1,071,000
 $                   261,920
0.62%



New York Funds







DWS Bond VIP
New York
650,000
 $                   158,962
0.38%



DWS Core Fixed Income Fund
New York
4,374,000
 $                 1,069,692
2.54%



DWS Core Plus Income Fund
New York
2,040,000
 $                   498,896
1.18%



DWS Lifecycle Long Range Fund
New York
774,000
 $                   189,287
0.45%



Total

8,909,000
 $                 2,178,758
5.16%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased


CUSIP
964152AA0


Issuer
WHITE MOUNTAINS RE GROUP


Underwriters
Lehman Brothers, BoA, Bank of NY, DBSI,
Greenwich Capital Markets, HSBC, JP
Morgan, Mitsubishi UFJ Securities, RBC
Capital Markets, Wachovia, Wells Fargo


Years of continuous operation, including predecessors
> 3 years


Security
WTM 6.375% 3/20/2017


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Lehman Brothers


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/14/2007


Total amount of offering sold to QIBs
400,000,000


Total amount of any concurrent public offering
0


Total
400,000,000


Public offering price
99.72


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
Baa3/BBB-


Current yield
6.39%


Benchmark vs Spread (basis points)
190 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Core Fixed Income VIP
Chicago
735,000
 $                   179,749
0.43%



New York Funds







DWS Bond VIP
New York
440,000
 $                   107,605
0.26%



DWS Core Fixed Income Fund
New York
4,710,000
 $                 1,151,863
2.73%



DWS Core Plus Income Fund
New York
1,395,000
 $                   341,157
0.81%



DWS Lifecycle Long Range Fund
New York
530,000
 $                   129,615
0.31%



Total

7,810,000
 $                 1,909,989
4.53%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.







Security Information

Security Purchased

CUSIP
98385X106

Issuer
XTO ENERGY

Underwriters
Goldman Sachs, Lehman Brothers, Morgan
Stanley, AG Edwards, BoA, BMO Capital
Markets, Citigroup, Credit Suisse, DBSI, Friedman
Billings Ramsey, Howard Weil, Jefferies & Co, JP
Morgan, Pickering Energy Partners, Simmons &
Co, SunTrust Robinson Humphrey, UBS,
Wachovia

Years of continuous operation, including predecessors
> 3 years

Ticker
XTO US

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Lehman Brothers

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/4/2007

Total dollar amount of offering sold to QIBs
 $           907,500,000

Total dollar amount of any concurrent public offering
 $           -

Total
 $           907,500,000

Public offering price
 $           60.50

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $           1.97

Rating
N/A

Current yield
N/A
Fund Specific Information
Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds

DWS Balanced Fund
Chicago
12,900
 $                   780,450
0.09%

DWS Balanced VIP
Chicago
4,200
 $                   254,100
0.03%

New York Funds

DWS Global Commodities Stock Fund
New York
                        15,400
 $                   931,700
0.10%

DWS Commodity Securities Fund
New York
                          6,200
 $                   375,100
0.04%

DWS Capital Growth Fund
New York
                        46,400
 $
2,807,200
0.31%

DWS Capital Growth VIP
New York
29,000
 $                 1,754,500
0.19%

Total

114,100
 $                 6,903,050
0.76%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased

CUSIP
NZFBUE0001S0

Issuer
FLETCHER BUILDING LTD

Underwriters
Goldman Sachs, DBSI

Years of continuous operation, including predecessors
> 3 years

Ticker
FBU NZ

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Goldman Sachs

Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/24/2007

Total dollar amount of offering sold to QIBs
 $           237,640,000

Total dollar amount of any concurrent public offering
 $           -

Total
 $           237,640,000

Public offering price
 $          9.14

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $          0.06

Rating
N/A

Current yield
N/A

Fund Specific Information

Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds

DWS International Select Equity VIP
Chicago
5,300
 $                     48,419
0.02%

New York Funds

DWS International Equity Fund
New York
4,100
 $                     37,456
0.02%

DWS International Fund
New York
                        31,700
 $                   289,600
0.12%

DWS International Select Equity Fund
New York
4,100
 $                     37,456
0.02%

DWS International VIP
New York
                        13,200
 $                   120,590
0.05%

Total

58,400
 $                   533,521
0.22%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased

CUSIP
US46630Q2021

Issuer
VTB BANK

Underwriters
Citigroup, DBSI, Goldman Sachs, Renaissance
Capital Group


Years of continuous operation, including predecessors
> 3 years

Ticker
VTBR LI

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/11/2007

Total dollar amount of offering sold to QIBs
 $           7,988,131,000

Total dollar amount of any concurrent public offering
 $           -

Total
 $           7,988,131,000

Public offering price
 $          10.56

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $           0.12

Rating
N/A

Current yield
N/A

Fund Specific Information

Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds

DWS Global Thematic VIP
Chicago
26,100
 $                   275,616
0.00%

DWS International Select Equity VIP
Chicago
64,400
 $                   680,064
0.01%

New York Funds

DWS Emerging Markets Equity Fund
New York
                        68,100
 $                   719,136
0.01%

DWS Global Thematic Fund
New York
                      320,600
 $                 3,385,536
0.04%

DWS International Equity Fund
New York
                        50,400
 $                   532,224
0.01%

DWS International Fund
New York
                      387,000
 $                 4,086,720
0.05%

DWS International Select Equity Fund
New York
                        50,200
 $                   530,112
0.01%

DWS International VIP
New York
                      160,500
 $                 1,694,880
0.02%

Total

1,127,300
 $               11,904,288
0.15%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased

CUSIP
DE000WACK012


Issuer
WACKER CONSTRUCTION EQUIPMENT

Underwriters
DBSI, Sal Oppenheim Jr, UBS

Years of continuous operation, including predecessors
> 3 years

Ticker
WAC GR

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
UBS

Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/14/2007

Total dollar amount of offering sold to QIBs
 $           478,782,139


Total dollar amount of any concurrent public offering
 $             -

Total
 $              478,782,139

Public offering price
 $              29.93

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $             0.87

Rating
N/A

Current yield
N/A

Fund Specific Information

Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds

DWS Global Thematic VIP
Chicago
2,200
 $                     65,836
0.01%

DWS International Select Equity VIP
Chicago
6,694
 $                   200,321
0.04%

New York Funds

DWS Global Opportunities Fund
New York
                        18,800
 $                   562,599
0.12%

DWS Global Opportunities VIP
New York
                          7,700
 $                   230,426
0.05%

DWS Global Thematic Fund
New York
                        27,000
 $                   807,988
0.17%

DWS International Equity Fund
New York
                          3,304
 $                     98,874
0.02%

DWS International Fund
New York
                        25,390
 $                   759,808
0.16%

DWS International Select Equity Fund
New York
                          6,617
 $                   198,017
0.04%

DWS International VIP
New York
                          9,978
 $                   298,597
0.06%

Total

107,683
 $                 3,222,468
0.67%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.